SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF
ALLSPRING MULTI-ASSET FUNDS
Allspring Diversified Income Builder Fund
(the “Fund”)

At a meeting held August 13-14, 2024, the Board of Trustees of Allspring Funds Trust approved the following changes to be effective on or about November 8, 2024:

I. Principal Investment Strategy Changes The section entitled “Fund Summary - Principal Investment Strategies” is deleted and replaced with the following:

Under normal circumstances, we invest:

■	At least 80% of the Fund’s total assets in a diversified portfolio of U.S. and non-U.S. income-producing securities of any quality

■	Up to 60% of the Fund’s total assets in equity securities issued by U.S. or foreign (including emerging markets) issuers of any size

We employ a flexible, active allocation strategy to diversify the portfolio across various asset- and sub-asset classes in an attempt to achieve the Fund’s objective over an economic cycle, consistent with an appropriate level of risk. We start our investment process by looking at macroeconomic factors, such as the pace of economic growth, employment conditions, corporate profits, inflation rates, monetary and fiscal policy, within the context of other even broader factors, including the influence of international economic and financial conditions. This top-down, macroeconomic outlook helps us determine the allocations to the various asset- and sub-asset classes. Implementation of these allocations could involve either actively- or passively-managed approaches. We may allocate a maximum of 20% of the Fund’s assets in a manner intended to replicate the performance of indexes.

Within the Fund’s fixed income allocation, we invest in a diversified portfolio of U.S. and non-U.S. income-producing securities of any quality, and we may invest without limit in below investment-grade debt securities (often called “high-yield” securities or “junk bonds”). As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or as deemed by us to be of comparable quality. We may invest without limit in corporate bonds, government bonds, convertible bonds, loans, municipal bonds, and securitized bonds. We may invest in the debt of U.S. or foreign (including emerging markets) issuers.

Within the Fund’s equity allocation, we generally invest in dividend paying common and preferred stocks, real estate investment trusts and master limited partnerships. We may invest in equities issued by U.S. or foreign (including emerging markets) issuers of any size.

We may invest in derivatives, including listed equity and interest rate futures and swaps, either to manage the risk profile of the portfolio or to efficiently gain exposure to specific areas of the market.

We regularly review the portfolio allocation to ensure that it provides optimal balance of rewards (total return, including income) and risks. We may alter the allocation to asset- and sub-asset classes available for investment if we find that increasing or decreasing allocation to an asset- or sub-asset class would provide a better balance of expected risks and rewards net of the transaction costs of implementing these changes. Within each asset- and sub-asset class, each investment is regularly reviewed and may be sold when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, we have identified a more attractive investment opportunity, or the investment does not facilitate the replication of an index’s return and risk characteristics.

II. Fund Management Changes Effective on or about November 8, 2024, Allspring Global Investments (UK) Limited will become a sub-adviser to the Fund and Eddie Cheng, CFA and Matthias Scheiber, Ph.D., CFA are added as portfolio managers to the Fund. Accordingly, the table in the section entitled “Fund Summary – Fund Management” is amended to include the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management, LLC	Allspring Global Investments (UK) Limited	Eddie Cheng, CFA, Portfolio Manager / 2024 Matthias Scheiber, Ph.D., CFA, Portfolio Manager / 2024
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Petros N. Bocray, CFA, FRM, Portfolio Manager /2021 David Kowalske, Jr., Portfolio Manager / 2024

III. Sub-Adviser Changes Effective on or about November 8, 2024, in the section entitled “Management of the Funds” the “The Sub-Advisers and Portfolio Managers” the following is added:

Allspring Global Investments (UK) Limited (“Allspring (UK)”), is a registered investment adviser located at 30 Cannon Street, Third Floor, London, EC4M 6XH. Allspring (UK), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, provides investment advisory services to banking or thrift institutions, investment companies, pension and profit sharing plans, corporations, and state or municipal government entities.

Eddie Cheng, CFA Diversified Income Builder Fund

Mr. Cheng joined Allspring UK or one of its predecessors firms in 2018, where he currently serves as head of International Portfolio Management within the Systematic Edge Multi-Asset team. Prior to joining Allspring UK, he held a similar role with the Multi-Asset team at Schroders.

Matthias Scheiber, CFA Diversified Income Builder Fund	Mr. Scheiber joined Allspring (UK) or one of its predecessor firms in 2018, where he currently serves as Head of the Systematic Edge Multi-Asset team.

August 15, 2024	SUP4304 08-24